UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GMO Trust

(Name of Registrant as Specified In Its Charter)

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GMO Trust

GMO Short-Duration Collateral Fund

40 Rowes Wharf

Boston, Massachusetts 02110

January [     ], 2014

Dear Shareholder:

On December 6, 2013, the Board of Trustees of GMO Trust (the “Trust”), and on December 11, 2013, shareholders of GMO Short-Duration Collateral Fund (the “Fund”), a series of the Trust, approved a new management contract (the “New Management Contract”) between the Trust, on behalf of the Fund, and Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager to the Fund.

The enclosed information statement (the “Information Statement”) describes the New Management Contract and other pending changes to the Fund’s fee structure. As is described in the Information Statement, these changes to the Fund’s fee structure will be implemented effective on or about February 12, 2014 (the “Implementation Date”) in connection with pending changes to the Fund’s investment strategies, including the Fund’s pursuit of an active investment program following the Implementation Date.

Should you have any questions or need additional information, please call the Trust at 1-617-346-7646.

Sincerely,

/s/ Jason B. Harrison
Jason B. Harrison Clerk

GMO TRUST

GMO Short-Duration Collateral Fund

40 Rowes Wharf

Boston, Massachusetts 02110

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This Information Statement is Available at http://www.gmo.com/America/About/Legal.htm

This information statement describes pending changes to the Current Management Contract (as defined below), fee structure and investment strategies of GMO Short-Duration Collateral Fund (the “Fund”), a series of GMO Trust (the “Trust”), a Massachusetts business trust. This information statement is being furnished for informational purposes only by the Board of Trustees (the “Board” or the “Trustees”) of the Trust.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

At present, the Fund is not pursuing an active investment program and is gradually liquidating its portfolio. Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager to the Fund (“GMO” or the “Manager”), recommended to the Board, and the Board agreed, that effective on or about February 12, 2014 (the “Implementation Date”), the Fund will begin to pursue an active investment program. Whereas the Fund does not currently pay any management fee under the Current Management Contract, in anticipation of this change, the Board and a majority of the Fund’s outstanding shares approved the implementation of a 0.25% annual management fee pursuant to an amended and restated management contract (the “New Management Contract”) between the Trust, on behalf of the Fund, and GMO, to become effective on the Implementation Date. In connection with the Fund’s new active investment program and the New Management Contract, the Board also approved other changes to the Fund’s fee structure and changes to the Fund’s investment objective, principal investment strategies and name. The new fee structure, including the fee payable under the New Management Contract, is consistent with the fees charged by GMO with respect to GMO Debt Opportunities Fund (“DOF”) for which GMO is currently providing services substantially similar to the services it will be providing to the Fund effective on the Implementation Date. A description of the pending changes to the Fund’s investment objective, principal investment strategies and name is set forth in Exhibit A.

The Trust is currently comprised of fifty-three series, but only the Fund is the subject of this information statement and only shareholders of the Fund are receiving this information statement.

AMENDED AND RESTATED MANAGEMENT CONTRACT FOR THE FUND

Overview. The New Management Contract provides that the Fund shall pay GMO an annual management fee equal to 0.25% of the Fund’s average daily net assets. At an in-person meeting held on December 6, 2013, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (such trustees, the “Independent Trustees”), considered and approved the New Management Contract effective as of the Implementation Date. Shareholders of a majority of the Fund’s outstanding shares approved the New Management Contract by written consent dated December 11, 2013.

Description of Management Contracts and Fee Structure Changes. GMO currently serves as the investment manager to the Fund pursuant to a management contract between the Trust, on behalf of the Fund, and GMO executed in 2002 (the “Current Management Contract”). The Current Management Contract was approved by the Fund’s initial shareholder in 2002, and provides that it will terminate after an initial two-year term unless it is re-approved annually by the Fund’s Board, including a majority of the Independent Trustees. The Board, including the Independent Trustees, last approved the continuation of the Current Management Contract on June 6, 2013. Please see Exhibit B for a discussion of the Board’s considerations in approving the Current Management Contract.

Under the Current Management Contract, the Fund does not pay any management fees to GMO for management services provided by GMO to the Fund.

As noted above, under the New Management Contract, the Fund will pay GMO an annual management fee equal to 0.25% of average daily net assets of the Fund. The form of New Management Contract is included in Exhibit C.

In addition to the management fee changes discussed above, effective as of the Implementation Date, the Fund also will implement a new shareholder servicing fee arrangement for each outstanding class of shares of the Fund pursuant to a separate servicing agreement between the Trust and GMO (the “New Shareholder Service Agreement”) and will begin charging purchase premiums and redemption fees (the “New PP/RF Arrangement”).

Currently, the Fund offers a single class of shares, does not pay any shareholder service fees to GMO, and does not charge a purchase premium or redemption fee. At a meeting on December 6, 2013, the Trustees authorized the redesignation of the currently outstanding class of shares as Class VI shares of the Fund and the establishment of Class III shares of the Fund. Under the New Shareholder Service Agreement, Class III and Class VI shares of the Fund will pay GMO annual shareholder service fees of 0.15% and 0.055%, respectively, of each class’s average daily net assets.

Under the New PP/RF Arrangement, the Fund will charge a purchase premium of 0.40% of the amount invested and a redemption fee of 0.40% of the amount redeemed. No purchase premiums or redemption fees will be assessed in connection with the redesignation of the current class of shares as Class VI shares. Purchase premiums and redemption fees are subject to waiver in some cases, as described in the Fund’s Prospectus.

In addition, pursuant to a contractual undertaking by the Manager to reimburse selected Fund expenses and waive selected fees (the “Fee Waiver/Expense Reimbursement”), the Manager will reimburse the Fund for its “Specified Operating Expenses.” For these purposes, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In addition, the Manager will waive or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other series of the Trust (“GMO Funds”) (if any), and will waive or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds (if any). The Fee Waiver/Expense Reimbursement will continue through at least March 1, 2015 (and any subsequent periods as may be designated by the Manager by notice to the Trust).

The new fee structure described above will not be implemented until the Implementation Date, which is expected to be on or about February 12, 2014. It is expected that on or about the same date, DOF will merge into the Fund.

Comparison of Pro Forma Expenses of Current and New Fees. Set forth below is a comparison, as of February 28, 2013, of (a) the Fund’s current fees and operating expenses under the Current Management Contract and current fee structure for existing shares of the Fund, which will be reclassified and redesignated as Class VI shares of the Fund on or about February 12, 2014, to (b) the fees and expenses under the proposed New Management Contract and new fee structure described above.

Pro Forma Expense Comparison of Current and New Fees (as of February 28, 2013)

Annual Operating Expenses

Shareholder Fees

(fees paid directly from your investment)

	Current Management Contract and Current Fee Structure	New Management Contract and New Fee Structure – Class VI
Purchase premium (as a percentage of amount invested)	N/A	0.40%
Redemption fee (as a percentage of amount redeemed)	N/A	0.40%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current Management Contract and Current Fee Structure	New Management Contract and New Fee Structure – Class VI
Management fee	0.00%	0.25%[1]
Shareholder service fee	N/A	0.055%[1]
Other expenses	0.03%	0.03%
Total annual operating expenses	0.03%	0.34%
Expense reimbursement	(0.02%)[1]	(0.03%)[1]
Total annual operating expenses after expense reimbursement	0.01%	0.31%

[1]	GMO has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees directly or indirectly paid to GMO as a result of the Fund’s direct or indirect investments in other GMO Funds. Management fees and shareholder service fees will not be waived below zero. This reimbursement and waiver will continue through at least March 1, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example under Current Management Contract and Current Fee Structure Compared to New Management Contract and New Fee Structure

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Current Management Contract and Fee Structure	$1	$8	$15	$37	$1	$8	$15	$37
New Management Contract and New Fee Structure – Class VI	$113	$192	$277	$529	$72	$146	$227	$466

*	After reimbursement

Management Fee Comparison. Set forth below is a comparison, for the fiscal year ended February 28, 2013, of (a) the management fees under the Current Management Contract (i) paid directly by the Fund to GMO and (ii) indirectly borne by the Fund and paid to GMO as a result of the Fund’s investment in other GMO Funds to (b) the management fees that would have been paid directly by the Fund to GMO and indirectly as a result of investment in the other GMO Funds if the New Management Contract had been in effect during that period.

	Management Fees Paid Directly by Fund to GMO	Management Fees Borne Indirectly by the Fund and Paid to GMO from Fund’s Investment in Other GMO Funds	Total Management Fees*
Current Management Contract	$0	$0	$0
New Management Contract	$3,568,305	$0	$3,568,305

*	Because the Fund did not pay any management fees under the Current Management Contract, it is not possible to calculate the increase in management fees under the New Management Contract as a percentage of current management fees.

Comparison of Other Key Terms of the Management Contracts. Other than the management fee arrangement described above, the terms of the Current Management Contract and New Management Contract (each a “Contract”) are substantially the same. Under each Contract, GMO, under the supervision of the Board of Trustees, agrees to: (i) furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by an administrator as the Fund may engage from time to time) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with GMO. GMO also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each Contract provides that, after its initial two-year term, it continues in effect from year to year, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. The Current Management Contract will terminate on July 1, 2014 unless its continuation is approved in the manner described above. If approved by shareholders, the New Management Contract would terminate two years after its effective date (currently expected to be February 12, 2016) unless its continuation is approved in the manner described above. Each Contract may be terminated at any time, without the payment of any penalty, by the vote of a “majority of the outstanding voting securities” of the Fund or by the Board of Trustees, in each case on 60 days’ written notice, or by GMO on 60 days’ written notice. Each Contract terminates automatically in the event of its assignment.

Each Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GMO, or reckless disregard of its obligations and duties thereunder, GMO shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Contract.

Board Considerations of the New Management Contract. At an in-person meeting of the Trustees held on December 6, 2013, the Trust’s Independent Trustees considered the terms of the proposed New Management Contract and determined to recommend its approval to the full Board of Trustees. Also at that meeting, the Trustees, including all of the Independent Trustees, approved the New Management Contract, to be effective on or about February 12, 2014.

In connection with its consideration of the New Management Contract, the Board met privately with its independent legal counsel and independent compliance consultant. In addition to the information the Board took into account in connection with its approval of the Current Management Contract on June 6, 2013, as described in Exhibit B, the Board also considered the following factors, among others:

•	The Fund has not been pursuing an active investment program and since 2008 has been gradually liquidating its portfolio. GMO advised the Board that, as a consequence, the Fund’s portfolio has become more concentrated in securities with longer maturities.

•	GMO advised the Board that, in view of current market conditions, GMO believes that it would be appropriate to reopen the Fund to new investors and begin pursuing an active investment program to achieve greater diversification among asset-backed security sectors.

•	GMO further advised the Board that, GMO believes that the Fund, in pursuing an active investment program, should be managed in substantially the same manner as DOF (i.e., seeking positive total return by investing in credit markets (particularly, the asset-backed securities market)), and recommended changing the Fund’s name, investment objective and principal investment strategies to those of DOF.

•	The management fee rate to be paid to GMO under the New Management Contract is the same as the management fee rate paid to GMO under DOF’s management contract.

•	The Fund’s management fee under the New Management Contract compares favorably with the fees paid by other funds in the same Lipper peer category.

•	The Fund’s current estimated total expenses under the New Management Contract would remain below the median of leading competitors identified by GMO.

•	Under the Fee Waiver/Expense Reimbursement, GMO’s management fee would be waived or reduced to the extent necessary to offset the management fees directly or indirectly borne by the Fund as a result of the Fund’s investments in other GMO Funds.

After considering these factors, among others, the Trustees (including all of the Independent Trustees) concluded that the approval of the New Management Contract was in the best interests of the Fund. In reaching this conclusion, the Trustees did not give particular weight to any single factor identified above.

Additional Information. Only one copy of this information statement will be mailed to a shareholder holding shares in multiple accounts within the Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this information statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the information statement will be delivered promptly upon request. Requests may be sent to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services or made by telephone by calling collect 1-617-346-7646.

INFORMATION ABOUT GMO

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder servicing and supplemental support to the funds of the Trust. GMO is a private company, founded in 1977. As of May 31, 2013, GMO managed on a worldwide basis more than $110 billion.

Exhibit D sets forth information regarding GMO’s directors and chief executive officer.

Exhibit E sets forth information regarding Trustees and officers of the Trust who also hold positions with GMO or its affiliates.

Exhibit F sets forth information about securities owned by the Trustees and officers of the Trust who are not members of GMO in entities controlled by, or under common control with, GMO.

GMO acts as investment adviser to two other investment companies having similar investment objectives to that of the Fund: DOF and GMO Short-Duration Collateral Share Fund (“SDCSF”) (together, the “Similar Funds”). Exhibit G sets forth information regarding the Similar Funds. The Board has approved the liquidation of SDCSF. In addition, while the Fund’s current investment objective differs from that of DOF, information about DOF is included in Exhibit G because the Fund’s investment objective will be the same as DOF once the Fund begins pursuing an active investment program.

FUND INFORMATION

General Information and Mailing Address. The Trust is an open-end registered management investment company under the 1940 Act, and is organized as a Massachusetts business trust. The Fund is a series of the Trust. The mailing address of the Trust and the Fund is 40 Rowes Wharf, Boston, Massachusetts 02110.

Manager. Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, serves as the Trust’s investment manager and administers the Trust’s business affairs.

Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor (the “Distributor”) on behalf of the Fund. The Distributor is not affiliated with GMO.

Financial Information. A copy of the Annual Report for the Fund for the most recent fiscal year ended (i.e., February 28, 2013), including financial statements, has previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be made in writing to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services or made by telephone by calling collect 1-617-346-7646.

Share Ownership. As of the date of this information statement, only one class of shares of the Fund is outstanding.* Please refer to Exhibit H for additional information about the shares and a list of persons known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund as of November 15, 2013. As of November 15, 2013, no Trustee or officer of the Trust owned any shares of the Fund.

January [     ], 2014

*	The outstanding shares of the Fund will be reclassified and redesignated as Class VI shares of the Fund on or about February 12, 2014.

EXHIBIT A—PENDING CHANGES TO INVESTMENT OBJECTIVE AND STRATEGIES

GMO DEBT OPPORTUNITIES FUND

Investment Objective

Positive total return.

Principal Investment Strategies

The Fund invests primarily in debt investments and is not restricted in its exposure to any type of debt investment, without regard to credit rating. The Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and non-U.S. governments (whether or not guaranteed or insured by those governments). The Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The Fund also may use other exchange-traded and over-the-counter (OTC) derivatives. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund’s debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Fund may invest in securities of any credit quality and has no limit on how much it may invest in below investment grade securities (commonly referred to as “junk bonds”).

As of the date of this Prospectus, the Fund has invested substantially all of its assets in asset-backed securities, a substantial portion of which are below investment grade.

The Fund also may invest in U.S. Treasury Fund and unaffiliated money market funds.

In selecting debt investments for the Fund’s portfolio, the Manager emphasizes issue selection in its investment process, which involves examination of various sectors of structured product. The Manager uses analytical techniques to seek to find relative value among sectors and individual securities. The factors considered and investment methods used by the Manager can change over time.

The Fund does not maintain a specified interest rate duration for its portfolio.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments (see “Name Policies”).

Principal Risks of Investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•	Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•	Liquidity Risk – Low trading volume, lack of a market maker, large position size or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices.

•	Focused Investment Risk – Focusing investments in a limited number of countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•	Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•	Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•	Leveraging Risk – The use of reverse repurchase agreements and other derivatives creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•	Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds (including exchange-traded funds) will not perform as expected.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•	Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies. In addition, hedging a non-U.S. currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency.

EXHIBIT B—BOARD CONSIDERATIONS IN APPROVING

CURRENT MANAGEMENT CONTRACT

GMO Short-Duration Collateral Fund

In determining to approve the renewal of the management agreement of the Fund for an additional twelve month period commencing June 30, 2013, the Trustees, all but one of whom is not an “interested person” of GMO Trust (the “Trust”), considered information that they believed, in light of the legal advice furnished to them, to be relevant. The Trustees considered information relating specifically to the Fund as well as information relating to the series of the Trust generally (collectively, the “GMO funds”).

The Trustees met independently and with representatives of Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) throughout the year and considered information relevant to renewal of the Fund’s management agreement. In addition, at a meeting held on May 22, 2013, the Trustees met with representatives of the Manager to discuss, among other things, the investment performance of the Fund and the other GMO funds and various methods for evaluating their investment performance. At a separate meeting also held on May 22, 2013 and attended only by the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), their independent legal counsel and their independent compliance consultant, the Independent Trustees discussed the extensive materials provided by the Manager to the Trustees for their consideration in connection with their decision whether to renew the management agreements of the Fund and the other GMO funds. At their separate meeting, the Independent Trustees instructed their independent legal counsel to request additional information from the Manager. Prior to and at a meeting of the Trustees on June 6, 2013, the Manager provided that information. In addition, prior to and at the meeting of the Trustees on June 6, 2013, representatives of the Manager met with the Trustees to answer questions.

The Trustees considered the Fund’s investment performance, as well as the performance of the other GMO funds managed by the investment division that manages the Fund. The Trustees discussed how funds with various investment styles were expected to perform in different market conditions and considered whether the Fund had performed as expected given market conditions in recent years. The Trustees’ review of Fund performance was based on information provided to the Trustees, which included data for various periods, comparisons against the performance of a composite of accounts with similar objectives managed by the Manager, information as to performance in relation to risk and other data provided by the Manager, and comparisons against the performance of products managed by other managers that were prepared by third-party data services.

The Trustees compared the total expense ratio (i.e., total annual operating expenses per share as a percentage of net asset value per share) of the Fund to the total expense ratios of funds determined by a third-party data service to have similar objectives. The Trustees recognized that the Manager had undertaken to reimburse specified operating expenses of the Fund.

The Trustees gave substantial consideration to the fact that the Fund does not pay a fee to the Manager under the Fund’s management agreement or any shareholder servicing and supplemental support agreement. The Trustees took note of various “fallout benefits” to the Manager resulting from its management of the Fund. The Trustees also considered the types of investors to which shares of the Fund were marketed.

B-1

The Trustees considered the experience, sophistication and depth of the Manager and its personnel (including management and investment management personnel, as well as members of the legal, compliance and risk-management departments), the resources the Manager employed in advising the Fund, the Manager’s reputation and relationship with Fund investors, and other matters concerning the business and organization of the Manager and the nature and quality of its services to the Fund.

After reviewing these factors, among others, the Trustees concluded, within the context of their overall review of the Fund’s management agreement, that the fees to be paid by the Fund to the Manager were within the range of fees that would be established through arm’s-length bargaining.

Following their review, on June 6, 2013, the Independent Trustees in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be relevant, including those factors described above, approved the renewal of the Fund’s management agreement for an additional twelve-month period commencing June 30, 2013.

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EXHIBIT C—FORM OF NEW MANAGEMENT CONTRACT

AMENDED AND RESTATED MANAGEMENT CONTRACT

Amended and Restated Management Contract executed as of [            ], between GMO TRUST, a Massachusetts business trust (the “Trust”) on behalf of its series GMO Short-Duration Collateral Fund (the “Fund”), and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the “Manager”).

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

(a) Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by State Street Bank and Trust Company or such other administrator as the Fund may engage from time to time) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund’s stated investment objective, policies and restrictions.

(b) In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust and to other clients of the Manager as to which the Manager exercises investment discretion.

(c) The Manager shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.25% of the Fund’s average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually after the second anniversary of its execution the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	INITIALS “GMO”.

The Manager owns the initials “GMO” which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of the name “GMO Trust” or any other name embodying the initials “GMO”, in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Contract shall remain in full force and (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Contract expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use said initials as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to authorize others to use the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said initials and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said initials). Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Contract by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Manager made within six months after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the initials “GMO” and will not thereafter transact any business in a name containing the initials “GMO” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the initials “GMO” or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

9.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, GMO TRUST and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

GMO TRUST

By
Name: Jason Harrison
Title: Clerk

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

By
Name: J.B. Kittredge
Title: General Counsel

EXHIBIT D—DIRECTORS AND CEO OF GMO

Information about the directors and chief executive officer of GMO is set forth below. Information regarding members of GMO with 10% ownership in voting securities of GMO is also set forth below. The address of each of them is c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110.

Name of Directors and Chief Executive Officer	Principal Occupation(s)
R. Jeremy Grantham*	Chief Investment Strategist, Member of the Board

John Rosenblum	Vice Chairman of the Board

Arjun Divecha	Chairman of the Board; Investment Director – Emerging Markets

Ben Inker	Member of the Board; Investment Director – Asset Allocation

Brad Hilsabeck	Member of the Board; Chief Executive Officer

Forrest Berkley	Member of the Board

Myra Drucker	Member of the Board

Peg McGetrick	Member of the Board

*	Each of R. Jeremy Grantham and Eyk Van Otterloo, founding members of GMO, own 10% or more of the voting securities of GMO.

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EXHIBIT E—INTERESTED TRUSTEE AND OFFICER INFORMATION

The table below contains information concerning Trustees and officers of the Trust who hold positions with GMO or its affiliates. The address of each of them is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Mr. Kittredge is a member of, and has a direct ownership interest in, GMO. As a member of GMO, Mr. Kittredge will benefit from management, shareholder servicing and any other fees paid to GMO and its affiliates by the Fund. None of the other individuals listed below has an ownership or other material direct or indirect interest in GMO and its affiliates.

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004-November 2006.	Head of Fund Treasury and Tax (December 2006-present), Grantham, Mayo, Van Otterloo & Co. LLC.

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer, June 2009-March 2013 and since September 2013; Chief Accounting Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009-March 2013, June 2013-present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007-April 2009).

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (2006-2009), Hambrecht & Quist Capital Management LLC.

Carly Condron DOB: 03/04/1984	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present); Senior Accountant, Renaissance HealthCare (February 2009-December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006-February 2009).

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Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006-present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012-present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009-present); Senior Vice President and Deputy General Counsel (January 2007-July 2009), Fidelity Investments.

Kenneth Earley DOB: 09/09/1973	Anti-Money Laundering Officer	Since September 2013.	Compliance Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (May 2011-present); Associate in Financial Services Group, Dechert LLP (May 2007-May 2011).

*	Each of Messrs. Burnett, Kittredge, Nasrah and Pottle and Mses. Haley and Trinque serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

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EXHIBIT F—OWNERSHIP IN GMO RELATED COMPANIES

The table below sets forth information about securities owned by the Trustees and officers of the Fund who are not members of GMO, as of November 15, 2013, of entities controlled by, or under common control with, GMO.

Name of Non- Interested Trustee	Name of Owner(s) and Relationship to Trustee	Company	Title of Class	Value of Securities**	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Offshore), a private investment company managed by the Manager*	Limited partnership interest – Class A	$631,637.36	0.014%

*	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund and by virtue of its ownership of all the outstanding voting shares of the fund as of November 15, 2013.
**	Securities valued as of November 15, 2013.

None of the other Trustees and officers of the Fund who are not members of GMO owned securities of entities controlled by, or under common control with, GMO as of November 15, 2013.

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EXHIBIT G—INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets as of August 31, 2013	Current management fee/shareholder service fee paid by the Fund to GMO*	Has GMO waived, reduced or otherwise agreed to reduce management/shareholder service fees incurred (directly or indirectly) by the Fund?
GMO Short-Duration Collateral Share Fund	$38,994,778	0.05%/0.055%	Yes
GMO Debt Opportunities Fund	$1,060,774,023	0.25%/0.055%	Yes

*	Information shown for Class VI shares of the Similar Funds. The outstanding shares of the Fund will be reclassified and redesignated as Class VI shares on or about February 12, 2014.

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EXHIBIT H—SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

As of November 15, 2013, there were 199,466,411.111 shares of the Fund outstanding.*

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund* as of November 15, 2013.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT OWNERSHIP
GMO Strategic Fixed Income Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	105,394,919.214	52.8%
GMO Domestic Bond Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	45,578,624.443	22.9%
GMO Short-Duration Collateral Share Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	11,784,033.104	5.9%

*	The outstanding shares of the Fund will be reclassified and redesignated as Class VI shares of the Fund on or about February 12, 2014.

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